		Percent
	Number of Shares	of
Name and Address of Beneficial Owner (1)	beneficially owned	class
More than 5% Beneficial Owners:
J. Walter Thompson, U.S.A., Inc., a subsidiary of WPP Group plc (2)	4,625,666	14.2%
Jeffrey Easton (3)	3,101,409	10.1
Entities affiliated with Allegis Capital (4)	3,384,553	11.0
The Weinman Family Trust dtd 9/25/98 (4)(5)	4,053,200	13.2
Presidio Group LLC (4)(6)	3,568,376	11.6
Jay Friedman (7)	2,250,000	7.3

Executive Officers and Directors:
Peter Friedman (8)	3,694,410	11.0
Jenna Woodul (9)	2,386,319	7.3
Chris N. Christensen (10)	1,802,117	5.5
All executive officers and directors as a group (3 persons) (11)	7,881,653	20.9%

(1)	Unless otherwise noted, the address for each person on the table is c/o LiveWorld, Inc. 4340 Stevens Creek Blvd. Suite 101, San Jose, California.

(2)	Includes 2,000,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of January 23, 2007. J. Walter Thompson, a subsidiary of WPP Group plc is located at 125 Park Avenue, New York, New York 10017.

(3)	Jeffrey Easton’s address is 575 Lexington Avenue, Fourth Floor, New York, New York 10022.

(4)	Number of shares includes (a) 3,063,626 shares held by Media Technology Equity Partners
LP, (b) 213,233 shares held by Media Technology Entrepreneurs Fund II LP, and
(c) 107,694 held by Thomson Management Growth Fund LP. Messrs. Robert R. Ackerman and
Barry Weinman are co-founders of Allegis Capital, the general partner of Media
Technology Equity Partners LP, Media Technology Entrpreneurs Fund II LP and Thomson
Management Growth Fund LP. Messrs. Ackerman and Weinman each disclaim beneficial ownership of the listed shares except to the extent of his pecuniary interest therein.
Messrs. Ackerman and Weinman have the authority to vote shares held by the Allegis
Capital entities. Principal address is located at 130 Lytton Avenue, Suite 210, Palo
Alto, California 94301.
(5)	The Weinman Family Trust dtd 9/25/98 directly owns 667,647 shares of common stock. The
4,053,200 shares listed as beneficially owned by the Weinman Family Trust dtd 9/25/98 includes these shares, 3,384,553 shares held by entities affiliated with Allegis Capital and 1,000 shares owned by Mr. Weinman. Barry Weinman, trustee of the Weinman Family
Trust dtd 9/25/98, has dispositive power over the shares held by the trust. Mr. Weinman is a co-founder of Allegis Capital and a managing director of MTEP Management, LLC, the general partner of Media Technology Equity Partners LP, Media Technology Entrepreneurs
Fund II LP and Thomson Management Growth Fund LP, and has the power to vote shares held by these entities. The Weinman Family Trust is therefore listed as the beneficial owner of the combined 4,053,200 shares. Mr. Weinman disclaims beneficial ownership of the shares owned by the Allegis Capital entities, except to the extent of his pecuniary interest therein. Mr. Weinman’s address is 130 Lytton Avenue, Suite 210, Palo Alto,
California 94301, attn.: Allegis Capital.
(6)	Presidio Group, LLC directly owns 183,823 shares of Common Stock. The 3,568,376 shares listed as beneficially owned by Presidio Group, LLC includes these shares and 3,384,553 shares held by entities affiliated with Allegis Capital. Robert R. Ackerman is a managing member of Presidio Group, LLC. Mr. Ackerman is also a managing director of
Allegis Capital, and a managing director of MTEP Management, LLC, the general partner of
Media Technology Equity Partners LP, Media Technology Entrepreneurs Fund II LP and
Thomson Management Growth Fund LP, and has the power to vote shares held by these entities. The Presidio Group, LLC is therefore listed as the beneficial owner of the combined 3,568,376 shares. Mr. Ackerman disclaims beneficial ownership of the shares owned by the Allegis Capital entities, except to the extent of his pecuniary interest therein. Mr. Ackerman’s address is 130 Lytton Avenue, Suite 210, Palo Alto, California
94301, attn.: Allegis Capital.

(7)	Includes 1,830,000 shares of common stock and options to acquire 420,000 shares of common stock that are exercisable within 60 days of January 23, 2007. Jay Friedman’s address is 15650 Michael Lane, Monte Sereno, California 95030.

(8)	Includes 708,160 shares of common stock and options to acquire 2,986,250 shares of common stock that are exercisable within 60 days of April 27,
2007. Not included in the beneficial ownership are options to acquire
463,750 shares of common stock registered in Mr. Friedman’s name but owned by his former wife pursuant to a 2003 divorce settlement. Mr.
Friedman has no legal authority or rights over these options.
Mr. Friedman was granted 1,413,934 shares of founder stock (adjusted for a reverse split in 1999) in April 1996. These shares were divided equally with his former wife as community property in their 2003 divorce settlement, resulting in Mr Friedman owning the above listed 708,160 shares.
(9)	Includes 206,112 shares of common stock and options to acquire 2,180,207 shares of common stock that are exercisable within 60 days of April 27, 2007.
(10)	Includes 2,117 shares of common stock and options to acquire 1,800,000 shares of common stock that are exercisable within 60 days of April 27, 2007.
(11)	Shares beneficially owned by all executive officers and sole director as a group include 6,966,457 shares issuable pursuant to options exercisable within 60 days of April 27, 2007.